Exhibit 10.5

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

This Settlement Agreement and Mutual General Release ("Agreement") is entered as of August 26, 2008 between HEMACARE CORPORATION (“HemaCare”) on the one hand and JOSEPH MAURO (“Mauro”) and VALENTIN ADIA (“Adia”) on the other hand, with reference to the following:

RECITALS

WHEREAS, in or around August 2006, HemaCare on the one hand and Mauro and Adia on the other hand, entered a Stock Purchase Agreement, which the parties amended in or around November, 2006 (“SPA”);

WHEREAS, pursuant to the SPA, HemaCare purchased all of Mauro’s and Adia’s issued and outstanding stock of Teragenix Corporation, a Florida corporation (“Teragenix”) which, after the transaction, became known as HemaCare BioScience, Inc. (“HemaCare BioScience”);

WHEREAS, as consideration for the purchase of the Teragenix stock, HemaCare, among other things, transferred to Mauro and Adia, 376,000 shares of HemaCare common stock.  Mauro and Adia currently have in their possession 248,000 shares of HemaCare common stock (“HemaCare Stock”).  HemaCare also delivered to Mauro and Adia promissory notes in the amount of $200,000 (“Promissory Notes”) (copies of the Promissory Notes are attached hereto as Exhibit “A”);

WHEREAS, disputes have arisen in connection with the SPA and the Promissory Notes;

WHEREAS, HemaCare filed a lawsuit against Mauro and Adia in the Los Angeles County Superior Court, bearing Case No. LC082173 (the “Lawsuit”), alleging causes of action against Mauro and Adia for fraudulent inducement, fraud and breach of contract;

WHEREAS, Mauro and Adia have alleged that HemaCare owes Mauro and Adia $200,000, plus interest, based on the amounts of the Promissory Notes;

WHEREAS, this Agreement is a compromise of the claims and liabilities alleged between the parties to this Agreement and shall not be construed as an admission of liability or wrongdoing by the parties or by any of the individuals or entities released in this Agreement; and

WHEREAS, the parties desire to fully and finally settle and resolve all disputes and differences which exist or may exist between them.

In consideration of the Recitals and covenants below, the parties agree as follows:

AGREEMENT

1.           No Admission of Liability.  The parties mutually acknowledge and agree that (i) the settlement, (ii) the delivery of this Agreement, (iii) the consideration provided for in this Agreement, and (iv) everything contained or omitted from this Agreement, shall not be interpreted or construed as an admission of liability.  Rather, this Agreement represents the settlement of disputed claims and the parties expressly deny any liability.

2.           Consideration.  As consideration for this Agreement, the receipt and sufficiency of which are hereby acknowledged, Mauro and Adia shall, simultaneously, with the execution of this Agreement: (i)  cancel the Promissory Notes and waive all payments, interest or other rights associated with the Promissory Notes; (ii) pay to HemaCare the following:  (a)  Mauro shall pay to HemaCare the amount of Twenty-Seven Thousand, Six-Hundred and Twenty-One Dollars and 88/100 ($27,621.88); and (b) Adia shall pay to HemaCare the amount of Twenty-Two Thousand, Three Hundred Seventy-Eight and 12/100 ($22,378.12); (iii) transfer to HemaCare all right, title and interest in and to the HemaCare Stock;

3.           Dismissal of the Lawsuit.  After receipt of this Agreement fully executed by Mauro and Adia and after Mauro and Adia provide to HemaCare all the consideration specified in paragraph 2 above, HemaCare agrees to dismiss the Lawsuit with prejudice and serve on Mauro and Adia a conformed copy of the dismissal.

4.           Releases by Mauro and Adia.  Effective on signing this Agreement, and with the exception of the obligations stated in this Agreement, Mauro and Adia, for themselves and for each of their respective representatives, heirs, agents, successors and assigns (collectively “Mauro and Adia Releasors”), irrevocably release and forever discharge HemaCare and each of its employees, affiliates, predecessors, successors, subsidiaries, agents, servants, officers, directors, principals, owners, stockholders, representatives, insurers, investors, members, attorneys, experts, parent and related companies, joint venturers, assigns and any and all of their associated, affiliated or related persons or entities of any type or nature whatsoever, whether current or former (collectively “Mauro’s and Adia’s Releasees”), of and from any and all claims, demands, damages, debts, liabilities, accounts, reckonings, obligations, costs, expenses, liens, actions and causes of action of every kind and nature whatsoever whether now known or unknown, suspected or unsuspected which the Mauro and Adia Releasors now have, own, or hold, or at any time heretofore ever had, owned or held, or could, shall or may hereafter have, own or hold including any claim under any rule, statute, regulation or local law (“Mauro’s and Adia’s Released Claims”).  Mauro and Adia acknowledge and agree that the term Mauro’s and Adia’s Released Claims includes, but is not limited to claims in connection with the Promissory Notes, the HemaCare Stock, the SPA, as well as any claim for contract (oral, written, implied in fact or implied in law) or tort, including alter ego or agency claims, or claims for interference, defamation, wrongful termination, infliction of emotional distress, discrimination, retaliation, fraud, misrepresentation, and any claim, lien, liability, matter, cause, fact, thing, act or omission whatsoever occurring or existing at any time to and including the date of this Agreement.

5.           Releases by HemaCare.  Effective on signing this Agreement, and with the exception of the obligations stated in this Agreement, HemaCare irrevocably releases and forever discharges Mauro and Adia of and from any and all claims, demands, damages, debts, liabilities, accounts, reckonings, obligations, costs, expenses, liens, actions and causes of action of every kind and nature whatsoever whether now known or unknown, suspected or unsuspected which HemaCare now has, owns, or holds, or at any time heretofore ever had, owned or held, or could, shall or may hereafter have, own or hold including any claim under any rule, statute, regulation or local law (“HemaCare’s Released Claims”).  HemaCare acknowledges and agrees that the term HemaCare’s Released Claims includes, but is not limited to claims alleged in the Lawsuit as well as any claim for contract (oral, written, implied in fact or implied in law) or tort, including claims for interference, fraud, misrepresentation, and any claim, lien, liability, matter, cause, fact, thing, act or omission whatsoever occurring or existing at any time to and including the date of this Agreement.

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6.           Scope.  It is the parties’ intention in giving and accepting the consideration in this Agreement, and in executing this Agreement that this Agreement shall be a full and final release of all claims.  The parties acknowledge familiarity with Section 1542 of the Civil Code of the State of California which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

7.           Waiver and Acknowledgment.  The parties waive any right or benefit each has or may have under Section 1542, or under any similar law of similar effect in any jurisdiction, including under Florida law, to the full extent each may lawfully waive all such rights and benefits pertaining to the subject matter of this Agreement.  The parties acknowledge they may hereafter discover facts in addition to or different from those they now know or believe to be true with respect to the subject matter of this Agreement, and that it is their intention to fully and forever settle and release all disputes and differences, known or unknown, suspected or unsuspected, which do now exist, may exist or heretofore have existed and that in furtherance of such intention the releases herein given shall be and remain in effect as full and complete general releases, notwithstanding the discovery or existence of any such additional or different facts.

8.           No Assignment.  The parties warrant and represent that neither they, nor anyone on their behalf, previously assigned or transferred or purported to assign or transfer to any person or entity not a party to this Agreement any claims released in this Agreement, or any part or portion thereof.  Specifically, Mauro and Adia warrant and represent that each of them is the sole owner of all rights, title and interests in and to the Promissory Notes and that their cancellation of the Promissory Notes eliminates all obligations in connection with the Promissory Notes.  Mauro and Adia further warrant and represent that each of them is the sole owner of all rights, title and interest in and to the HemaCare stock which they are hereby transferring to HemaCare.  Mauro and Adia further warrant and represent that they alone have full and complete authority to cancel the Promissory Notes and that no other individual or entity has any interest in the Promissory Notes or needs to provide consent in order to cancel the Promissory Notes.  Mauro and Adia acknowledge, however, that HemaCare BioScience filed an Assignment for the Benefit of Creditors, pursuant to Florida Statutes Section 727 et al. (“Assignee”).  Mauro and Adia agree that nothing in this Agreement is intended to cause a release of their claims filed with the Assignee or of any claims the Assignee may have against Mauro and Adia.  The parties acknowledge and agree that these warranties and representations are essential and material terms of this Agreement without which none of the consideration received in connection herewith would have been made or delivered.  The foregoing warranties and representations shall survive the delivery of this Agreement, and the parties shall each indemnify and hold the other harmless from any claims, demands or actions which have been assigned or transferred, or purported to have been assigned or transferred, in violation of the foregoing representation and warranty, including all damages, attorneys’ fees and costs if there is a breach or purported breach of these representations and warranties.

9.           Representations and Warranties.  The parties represent and warrant that the following statements are true, correct and complete and the parties shall indemnify and hold the other harmless from and against any claim arising out of any breach or claimed breach of these representations and warranties:

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a.           Agreement Explained.  The parties had the opportunity to obtain a complete explanation from legal counsel of their own choosing as to the meaning and legal effect of each term in this Agreement.  The parties entered into this Agreement with full knowledge as to the meanings and effects of this Agreement.

b.           No Actions or Proceedings.   Other than the Lawsuit there is no pending or threatened suit, proceeding or compliance review before any court, governmental agency, or arbitrator with respect to Mauro’s and Adia’s Released Claims or with respect to HemaCare’s Released Claims.  The parties agree to immediately dismiss with prejudice any such suit, proceeding or compliance review and provide proof of such dismissal immediately to the parties’ counsel.

c.           Actions By Third Parties.  The parties agree not to benefit from any lawsuit, administrative proceeding or compliance review brought by any other person or agency against any of the individuals and entities released in this Agreement, to the fullest extent of law.

10.        Notice.  Any notice or other communication under this Agreement must be in writing and shall be effective upon delivery by hand or three (3) business days after deposit in the United States mail, postage prepaid, certified or registered, and addressed to the parties at the corresponding addresses below.  The parties shall be obligated to notify each other in writing of any change in address.  Notice of change of address shall be effective only when done in accordance with this Section.

HemaCare’s Notice Address:
Attention Sue Bendavid
Lewitt, Hackman, Shapiro, Marshall & Harlan
16633 Ventura Blvd.
Suite 1100
Encino, CA 91436

Mauro’s Notice Address:
12590 Little Palm Lane
Boca Raton, FL 33428

Adia’s Notice Address:
11001 Sunset Ridge Circle
Boynton Beach, FL 33473

11.        General Provisions.

a.           Law.  This Agreement shall be interpreted, enforced and governed under California law.

b.           Severability.  The provisions of this Agreement shall be severable.  If any provision is held by an arbitrator or a court of competent jurisdiction to be unenforceable, in whole or in part, the remainder shall remain in effect and the stricken provision shall be replaced, to the extent possible, with an enforceable provision as similar in tenor as legally possible.

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c.           Counterparts.  This Agreement may be signed by facsimile and in one or more counterparts, each of which shall be deemed an original instrument and together shall constitute the entire Agreement.

d.           Entire Agreement.  This is the entire Agreement of the parties relating to the transactions set forth herein, and all prior understandings, representations and statements, oral, written or implied, concerning this transaction are superseded by this Agreement.  No amendments will be valid unless written and signed by both parties.  The parties acknowledge they are not executing this Agreement in reliance on any oral promise, representation or warranty not contained herein.

e.           Binding on Heirs.  This Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators and legal successors of the parties hereto.

f.           Negotiated Agreement.  This Agreement is the result of negotiations between the parties.  Any ambiguity shall not be construed against either side on the basis of such side having drafted or prepared the language of any provision.

g.           Payments of Costs, Expenses, and Fees.  All costs and expenses incurred in negotiating this Agreement and in connection with the Lawsuit shall be borne by each party by themselves.  If any claim, controversy, dispute or legal action is brought in connection with the terms or conditions of this Agreement or for the enforcement of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred, in addition to any other relief to which they may be entitled, whether or not suit or arbitration is filed and whether or not any such suit or arbitration proceeds to judgment.

h.           Understood Agreement/Independent Counsel.  The parties acknowledge they read and understood this Agreement, in its entirety, and are voluntarily entering into this Agreement of their own free will, without duress or undue influence by any non-party or by any party to this Agreement.  The parties, and each of them, acknowledge, represent and warrant that they were represented by independent legal counsel of their own choice throughout all negotiations preceding and occurring in connection with the negotiation and execution of this Agreement.

Joseph Mauro	HemaCare Corporation

/s/ Joseph Mauro		/s/ Julian Steffenhagen
	By:	Julian Steffenhagen
	Its:	Interim Chief Executive Officer

Valentin Adia

/s/ Valentin Adia

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EXHIBIT A

PROMISSORY NOTES

THIS SUBORDINATED SECURED NON-NEGOTIABLE PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY U.S. STATE SECURITIES LAWS.  NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION WITHOUT AN OPINION OF COUNSEL FOR THE PAYEE, REASONABLY ACCEPTABLE TO THE MAKER, STATING THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND QUALIFICATION REQUIREMENTS UNDER APPLICABLE U.S. STATE SECURITIES LAWS.  THIS NOTE MUST BE SURRENDERED TO THE MAKER AS A CONDITION PRECEDENT TO THE TRANSFER OF ANY INTEREST IN THIS NOTE.

SUBORDINATED SECURED NON-NEGOTIABLE PROMISSORY NOTE

$46,200	August 29, 2006

FOR VALUE RECEIVED, HemaCare Corporation. a California corporation (“Maker”), promises to pay to Valentin Adia, an individual resident in the State of Florida (“Payee”), in lawful money of the United States of America, the principal sum of Forty-Six Thousand Two Hundred Dollars ($46,200), together with interest in arrears on the unpaid principal balance at an annual rate equal to 5.0%, in the manner provided below.  Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

This Note has been executed and delivered pursuant to that certain Stock Purchase Agreement, dated August 29, 2006, by and among Maker, Payee and Joseph Mauro (the “Agreement”).

1. Payments.

1.1 Principal and Interest.  The principal amount of this Note shall be due and payable in four (4) equal consecutive annual installments of Eleven Thousand Five Hundred Fifty Dollars ($11,550) commencing on August 29, 2007, and continuing on August 29 of each year thereafter until paid in full.  Interest on the unpaid principal balance of this Note shall be due and payable annually, together with each payment of principal.

1.2 Manner of Payment.  All payments of principal and interest on this Note shall be made by wire transfer of immediately available funds to an account designated by Payee in writing.  If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day and such extension of time shall be taken into account in calculating the amount of interest payable under this Note.  “Business Day” means any day other than a Saturday, Sunday or legal holiday in the State of California.

1.3 Prepayment.  Subject to Section 3(c) below, Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment.  Any partial prepayments shall be applied to installments of principal in inverse order of their maturity.

1.4 Right of Set-Off.  Maker shall have the right to withhold and set-off against any amount due and payable hereunder any amount to which it may be entitled under Section 6.4 or Section 10 of the Agreement or otherwise under the Agreement or any Buyer Closing Document (as defined in the Agreement) or Sellers’ Closing Document (as defined in the Agreement) in accordance with the terms of Section 10.7 of the Agreement.  The exercise of such right to withhold and set-off by Maker in good faith, whether or not ultimately determined to be justified, will not constitute an Event of Default (as defined below).

2. Defaults.

2.1 Events of Default.  The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder (“Event of Default”):

(a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for fifteen (15) days after Payee notifies Maker thereof in writing; provided, however, that the exercise by Maker in good faith of its right of set-off pursuant to Section 1.4 above, whether or not ultimately determined to be justified, shall not constitute an Event of Default.

(b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a “Bankruptcy Law”), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; or (iv) make an assignment for the benefit of its creditors.

(c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker’s properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 120 days.

2.2 Notice By Maker.  Maker shall notify Payee in writing within five days after the occurrence of any Event of Default of which Maker acquires knowledge.

2.3 Remedies.  Upon the occurrence of an Event of Default hereunder (unless all existing Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note.  Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee’s exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys’ fees.

3. Subordination to Senior Debt.  Payee, by acceptance of this Note, agrees that the payment of the principal and interest of this Note is subordinated to the Senior Debt to the extent and as provided below and undertakes, as a condition to the right to receive any payments hereunder, to execute such subordination agreements as may be requested by the Senior Lenders (as defined below) from time to time.

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(a) As used herein, the term “Senior Debt” shall mean any and all indebtedness of Maker and all of its subsidiaries (collectively, the “Company”) owed to Senior Lenders together with (i) all complete or partial refinancings of such indebtedness, (ii) any amendments, restatements, extensions, modifications, renewals or substitutions with respect to the foregoing, (iii) interest, reasonable attorney fees, other fees and other sums payable in respect thereof, and (iv) any interest accruing thereon after the commencement of a case or proceeding under a Bankruptcy Law, without regard to whether or not such interest is an allowed claim in such proceeding.  The term “Senior Lenders” shall mean any institutional lender or lenders providing one or more senior secured credit facilities to the Company.  Senior Debt shall be considered to be outstanding whenever any loan or loan commitment remains outstanding under a loan agreement entered into with a Senior Lender.

(b) Except as specifically permitted in Section 3(c) below, Payee, by acceptance of this Note, agrees that Payee will not ask, demand, sue for, accept, or receive payment from Maker, by set-off or in any other manner, either in whole or in part, of any of the principal of or interest accrued on the indebtedness evidenced by this Note (the “Subordinated Indebtedness”).

(c) Maker shall pay or cause to be paid to Payee the Subordinated Indebtedness in accordance with the schedule set forth in Section 1.1 above, except that Maker shall not be required or permitted to make any payment on the Subordinated Indebtedness if an event of default exists with respect to the Senior Debt until such time as such event of default has been cured or waived by the Senior Lender.  Maker may make prepayments of this Note only upon receipt of written consent thereto from the Senior Lender.

4. Security.  This Note is secured by a security interest granted pursuant to that certain Security Agreement of even date herewith between Teragenix Corporation, as debtor, and Payee, as secured party.

5. Miscellaneous.

5.1 Waiver.  The rights and remedies of Payee under this Note shall be cumulative and not alternative.  No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee.  Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.  To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note.  Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

5.2 Notices.  Any notice required or permitted to be given hereunder shall be given in accordance with Section 11.4 of the Agreement.

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5.3 Severability.  If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect.  Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

5.4 Governing Law.  This Note will be governed by the laws of the State of California without regard to conflicts of laws principles.

5.5 Parties In Interest.  This Note shall bind Maker and its successors and assigns.  This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will or by operation of law.

5.6 Section Headings, Construction.  The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation.  All references to “Section” or “Sections” refer to the corresponding Section or Sections of this Note unless otherwise specified.  All words used in this Note will be construed to be of such gender or number as the circumstances require.  Unless otherwise expressly provided, the words “hereof” and “hereunder” and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

HEMACARE CORPORATION

By:	/s/ Judi Irving

Title:	President & CEO

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THIS SUBORDINATED SECURED NON-NEGOTIABLE PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY U.S. STATE SECURITIES LAWS.  NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION WITHOUT AN OPINION OF COUNSEL FOR THE PAYEE, REASONABLY ACCEPTABLE TO THE MAKER, STATING THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND QUALIFICATION REQUIREMENTS UNDER APPLICABLE U.S. STATE SECURITIES LAWS.  THIS NOTE MUST BE SURRENDERED TO THE MAKER AS A CONDITION PRECEDENT TO THE TRANSFER OF ANY INTEREST IN THIS NOTE.

SUBORDINATED SECURED NON-NEGOTIABLE PROMISSORY NOTE

$153,800	August 29, 2006

FOR VALUE RECEIVED, HemaCare Corporation. a California corporation (“Maker”), promises to pay to Joseph Mauro, an individual resident in the State of Florida (“Payee”), in lawful money of the United States of America, the principal sum of One Hundred Fifty-Three Thousand Eight Hundred Dollars ($153,800), together with interest in arrears on the unpaid principal balance at an annual rate equal to 5.0%, in the manner provided below.  Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

This Note has been executed and delivered pursuant to that certain Stock Purchase Agreement, dated August 29, 2006, by and among Maker, Payee and Valentin Adia (the “Agreement”).

1. Payments.

1.1 Principal and Interest.  The principal amount of this Note shall be due and payable in four (4) equal consecutive annual installments of Thirty Eight Thousand Four Hundred Fifty Dollars ($38,450) commencing on August 29, 2007, and continuing on August 29 of each year thereafter until paid in full.  Interest on the unpaid principal balance of this Note shall be due and payable annually, together with each payment of principal.

1.2 Manner of Payment.  All payments of principal and interest on this Note shall be made by wire transfer of immediately available funds to an account designated by Payee in writing.  If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day and such extension of time shall be taken into account in calculating the amount of interest payable under this Note.  “Business Day” means any day other than a Saturday, Sunday or legal holiday in the State of California.

1.3 Prepayment.  Subject to Section 3(c) below, Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment.  Any partial prepayments shall be applied to installments of principal in inverse order of their maturity.

2. Defaults.

2.1 Events of Default.  The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder (“Event of Default”):

(a) If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for fifteen (15) days after Payee notifies Maker thereof in writing; provided, however, that the exercise by Maker in good faith of its right of set-off pursuant to Section 1.4 above, whether or not ultimately determined to be justified, shall not constitute an Event of Default;

(b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a “Bankruptcy Law”), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; or (iv) make an assignment for the benefit of its creditors;

(c) If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker’s properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 120 days;

(d) If Maker Defaults under its Senior Debt.  For purposes of this Section 2.1(d), the term “Default” shall have the meaning as such term is defined in any of Maker’s Senior Debt documents; or

(e) A final, non-appealable judgment which exceeds $1,000,000 shall be rendered against the Maker and within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged (unless such judgment relates to Payee).

2.2 Notice By Maker.  Maker shall notify Payee in writing within five days after the occurrence of any Event of Default of which Maker acquires knowledge.

2.3 Remedies.  Upon the occurrence of an Event of Default hereunder (unless all existing Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note.  Upon the occurrence of any Event of Default, interest on the unpaid balance shall thereafter accrue at an annual rate of 12% per annum.  Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee’s exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys’ fees.

3. Subordination to Senior Debt.  Payee, by acceptance of this Note, agrees that the payment of the principal and interest of this Note is subordinated to the Senior Debt to the extent and as provided below and undertakes, as a condition to the right to receive any payments hereunder, to execute such subordination agreements as may be requested by the Senior Lenders (as defined below) from time to time.

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(a) As used herein, the term “Senior Debt” shall mean any and all indebtedness of Maker and all of its subsidiaries (collectively, the “Company”) owed to Senior Lenders together with (i) all complete or partial refinancings of such indebtedness, (ii) any amendments, restatements, extensions, modifications, renewals or substitutions with respect to the foregoing, (iii) interest, reasonable attorney fees, other fees and other sums payable in respect thereof, and (iv) any interest accruing thereon after the commencement of a case or proceeding under a Bankruptcy Law, without regard to whether or not such interest is an allowed claim in such proceeding.  The term “Senior Lenders” shall mean any institutional lender or lenders providing one or more senior secured credit facilities to the Company.  Senior Debt shall be considered to be outstanding whenever any loan or loan commitment remains outstanding under a loan agreement entered into with a Senior Lender.

(b) Except as specifically permitted in Section 3(c) below, Payee, by acceptance of this Note, agrees that Payee will not ask, demand, sue for, accept, or receive payment from Maker, by set-off or in any other manner, either in whole or in part, of any of the principal of or interest accrued on the indebtedness evidenced by this Note (the “Subordinated Indebtedness”).

(c) Maker shall pay or cause to be paid to Payee the Subordinated Indebtedness in accordance with the schedule set forth in Section 1.1 above, except that Maker shall not be required or permitted to make any payment on the Subordinated Indebtedness if an event of default exists with respect to the Senior Debt until such time as such event of default has been cured or waived by the Senior Lender.  Maker may make prepayments of this Note only upon receipt of written consent thereto from the Senior Lender.

4. Security.  This Note is secured by a security interest granted pursuant to that certain Security Agreement of even date herewith between Teragenix Corporation, as debtor, and Payee, as secured party.

5. Miscellaneous.

5.1 Waiver.  The rights and remedies of Payee under this Note shall be cumulative and not alternative.  No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee.  Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.  To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note.  Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

5.2 Notices.  Any notice required or permitted to be given hereunder shall be given in accordance with Section 11.4 of the Agreement.

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5.3 Severability.  If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect.  Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

5.4 Governing Law.  This Note will be governed by the laws of the State of California without regard to conflicts of laws principles.

5.5 Parties In Interest.  This Note shall bind Maker and its successors and assigns.  This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will or by operation of law.

5.6 Section Headings, Construction.  The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation.  All references to “Section” or “Sections” refer to the corresponding Section or Sections of this Note unless otherwise specified.  All words used in this Note will be construed to be of such gender or number as the circumstances require.  Unless otherwise expressly provided, the words “hereof” and “hereunder” and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

HEMACARE CORPORATION

By:	/s/ Judi Irving

Title:	President & CEO

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